Exhibit 99.1 STRATEGIC AND OPERATIONAL OVERVIEW July 25, 2018

SAFE HARBOR STATEMENT This presentation contains several “forward-looking statements.” Forward-looking statements are those that use words such as “believe,” “expect,” “intend,” “plan,” “may,” “likely,” “should,” “estimate,” “continue,” “future” or “anticipate” and other comparable expressions. These words indicate future events and trends. Forward-looking statements are our current views with respect to future events and financial performance. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from historical results or from those anticipated by us. The most significant risks are detailed from time to time in our filings and reports with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2017. Such risks include – but are not limited to – GM’s ability to sell new vehicles that we finance in the markets we serve; the viability of GM-franchised dealers that are commercial loan customers; the availability and cost of sources of financing; our joint venture in China, which we cannot operate solely for our benefit and over which we have limited control; the level of net charge-offs, delinquencies and prepayments on the loans and leases we originate; the effect, interpretation or application of new or existing laws, regulations, court decisions and accounting pronouncements; the prices at which used vehicles are sold in the wholesale auction markets; vehicle return rates and the residual value performance on vehicles we lease; interest rate fluctuations and certain related derivatives exposure; foreign currency exchange rate fluctuations; our financial condition and liquidity, as well as future cash flows and earnings; changes in general economic and business conditions; competition; our ability to manage risks related to security breaches and other disruptions to our networks and systems; and changes in business strategy, including expansion of product lines and credit risk appetite, acquisitions and divestitures. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those expected, estimated or projected. It is advisable not to place undue reliance on any forward-looking statements. We undertake no obligation to, and do not, publicly update or revise any forward-looking statements, expect as required by federal securities laws, whether as a result of new information, future events or otherwise. Unless otherwise noted, prior period information excludes Discontinued Operations and reflects results for North America, Latin America and China. 2

GM FINANCIAL COMPANY OVERVIEW • GM Financial (GMF) is General Motors’ global captive finance company • Earning assets of $90.4B • Global operations covering ~90% of GM’s worldwide sales – Offering auto finance products to 14,000 dealers worldwide – Over 6 million retail contracts outstanding • GMF is a strategic business for GM and well-positioned for profitable growth and contribution to overall enterprise value GM Financial’s overall objective is to support GM vehicle sales while achieving appropriate risk-adjusted returns 3

GM FINANCIAL EVOLUTION Leveraging the Platform Captive (2018 and Beyond) Acquisition of Expansion International (2014-2017) Operations (2013-2015) Acquisition of GM Financial (2010-2013) Launched prime loan KEY AREAS product in the U.S. OF FOCUS Became exclusive subvented loan & Global expansion to lease provider in the align with GM sales Launched lease and U.S. Drive captive value footprint, covering floorplan enabling about 90% of GM’s proposition “captive light” Increased percentage worldwide sales support in of GM retail business North America in North America 4

GM FINANCIAL CAPTIVE VALUE PROPOSITION • Drive vehicle sales • Support GM customers and dealers – Offer competitive, comprehensive suite of across economic cycles finance products and services – Leverage strong financial and liquidity position – Support GM’s go-to-market strategies • – Provide programs to support dealer sales Contribute to enterprise profitability – Target annual pre-tax income of $1.5-2.0B when • Enhance customer experience and full captive penetration levels are achieved on a consistent basis loyalty – Integrated GM/GMF CRM activities – Customer-centric servicing approach GM Financial ranks highest when it comes to manufacturer loyalty1 1. Based on CY 2017 IHS Markit Lease and Retail Return to Market Manufacturer Loyalty. Data based on disposal methodology and GM custom segmentation in the U.S. Manufacturer Loyalty rate equals households who return to market from a captive OEM leased or purchased vehicle and remain loyal to the same manufacturer. 5

STRONG OPERATING RESULTS Pre-tax Income ($M) Net Charge-offs on Loans1 $1,196 2.4% $979 2.0% 2.0% 1.9% $762 $585 CY-16 CY-17 H1 2017 H1 2018 CY-16 CY-17 H1 2017 H1 2018 North America International Origination Volume ($B) Operating Expense Ratio2 $45.3 $39.7 2.1% 1.8% 1.8% 1.7% $23.9 $23.0 CY-16 CY-17 H1 2017 H1 2018 CY-16 CY-17 H1 2017 H1 2018 International Retail Leases International Retail Loans North America Retail Leases North America Retail Loans 1. As an annualized percentage of average retail finance receivables 2. As an annualized percentage of average earning assets 6

SOLID BALANCE SHEET Ending Earning Assets ($B) Liquidity ($B) $23.1 $86.0 $90.4 $17.9 $68.6 $12.2 Dec-16 Dec-17 Jun-18 Dec-16 Dec-17 Jun-18 Retail Loan Retail Lease Commercial Loan Borrowing capacity Cash Tangible Net Worth ($B) Leverage Ratio1,2 $9.8 10.41x $9.1 9.49x 9.14x $7.5 Dec-16 Dec-17 Jun-18 Dec-16 Dec-17 Jun-18 1. Calculated consistent with GM/GMF Support Agreement, filed on Form 8-K with the Securities and Exchange Commission on April 18, 2018 2. December 31, 2016 ratio as originally reported 7

FINANCIAL SUPPORT FROM GM • Support Agreement in place between GM and GMF – Agreement solidifies GMF’s position as a core component of GM’s business and strengthens GMF’s capability to support GM’s strategy – Five-year agreement that automatically renews annually in April • Requires 100% voting ownership of GMF by GM as long as GMF has unsecured debt securities outstanding • Solidifies GMF’s liquidity position – Junior subordinated unsecured credit line of $1.0B from GM; renews with Support Agreement renewal – Provides GMF exclusive access to the $2.0B, 364-day tranche of GM’s Revolving Credit Facility • Establishes leverage limits and provides funding support to GMF if needed – Leverage limits (Net Earning Assets divided by Adjusted Equity, which includes amounts outstanding on the Junior Subordinated Revolving Credit Facility, if any) above the thresholds triggers funding request from GMF to GM: GMF’s Net Earning Assets1 Leverage1 Less than $50B 8.0:1.0 Greater than or equal to $50B but less than $75B 9.5:1.0 Greater than or equal to $75B but less than $100B 11.5:1.0 At June 30, 2018 Greater than or equal to $100B 12.0:1.0 1. Measured at each calendar quarter 8

COMMITTED TO INVESTMENT GRADE GM targeting performance consistent with “A” ratings criteria; investment grade status achieved with all agencies and aligned with GM’s ratings; investment grade rating critical for captive strategy execution GM GM Financial Company Bond Company Bond ST Outlook Outlook Current Ratings Rating Rating Rating Rating Rating DBRS BBB N/A Positive BBB BBB R-2 Positive Fitch BBB BBB Stable BBB BBB F-2 Stable Moody’s I.G. Baa3 Stable Baa3 Baa3 P-3 Stable Standard and Poor’s BBB BBB Stable BBB BBB A-2 Stable 9

FUNDING PLATFORM

Debt Outstanding at June 30, 2018



Secured
46%
$84.4B
Unsecured[1]
54%

- Stable funding mix, with unsecured funding comprising 54% of total debt
  - Strategy is to target an unsecured mix >50% and to fund locally with flexibility to issue globally to support U.S. growth
- Credit facilities
  - Committed credit facilities totaling $25.9B provided by 29 banks
    - $2.2B drawn on uncommitted credit facilities
- Securitization platforms
  - Segregated by asset type and geography – current platforms:
    - AMCAR – U.S. Sub-prime Retail Loan
    - GMALT – U.S. Lease
    - GFORT – U.S. Floorplan
    - GCOLT – Canada Lease
    - GMCAR – U.S. Prime Retail Loan
  - YTD June 30, 2018, issued $6.8B in public secured debt; projected CY 2018 issuances: ~$13-15B, including 144A transactions
  - Private amortizing securitizations are used to augment/diversify funding
- Global senior notes platform
  - Supporting operations in the U.S., Canada and Latin America
  - Will continue to be regular issuer off EMTN shelf to support U.S. funding needs
  - YTD June 30, 2018, issued $7.0 in unsecured debt; projected CY 2018 issuances: ~$7-9B, 6-8 offerings
- Commercial paper program launched in June 2018 to enhance and diversify funding

1. Includes $2.2B in unsecured credit facilities

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OPERATING METRICS 11

GM AND GMF PENETRATION STATISTICS Quarter Ended Jun-18 Mar-18 Jun-17 GMF as a % of GM Retail Sales U.S. 45.4% 44.5%1 42.6% Latin America 53.2% 66.7% 59.2% GMF Wholesale Dealer Penetration U.S. 22.9% 21.6% 18.2% Latin America 96.4% 98.2% 95.3% • U.S. retail penetration increased year-over-year primarily due to further alignment with GM and greater dealer engagement • Latin America penetration of GM retail sales remains strong due to joint campaign activity with GM 1. GMF penetration of GM retail sales in the U.S. for the March 2018 quarter was revised to align with GM's reporting period 12

RETAIL LOAN ORIGINATIONS & PORTFOLIO BALANCE $35.7 ($B) $34.3 $32.3 $32.8 North America GM New1 $31.1 $30.6 $28.8 $27.6 North America GM Used2 $26.0 $27.0 $6.0 North America NonNon-GM-GM3 $5.3 $5.1 $4.7 $4.4 International $4.1 $3.1 $3.1 North America Retail Finance $2.6 $2.4 Receivables Total Retail Finance Receivables $0.6 $0.6 $0.5 $0.6 $0.6 $0.7 $0.5 $0.5 $0.5 $0.5 $0.9 $1.0 $1.0 $0.9 $0.8 Jun-17 Sept-17 Dec-17 Mar-18 Jun-18 U.S. Metrics: GMF as % of 23% 18% 14% 29% 34% GM New ≥620 GMF as % of 48% 40% 34% 36% 38% GM New <620 Weighted Avg. 698 696 702 716 728 FICO Score 1. Loans originated on new vehicles by GM dealers 2. Loans originated on used vehicles by GM dealers 3. Loans originated on vehicles by non-GM dealers 13

RETAIL LOAN CREDIT PERFORMANCE 5.0% 4.0% 3.0% Net chargecharge-offs-offs1 2.2% 2.1% 31-60 day delinquency 1.9% 2.0% 1.7% 1.7% 61+ day delinquency 1.0% 0.0% Jun-17 Sept-17 Dec-17 Mar-18 Jun-18 North America 54% 52% 50% 51%2 52% Recovery Rate • June 2018 net charge-offs percentage is stable compared to June 2017 due to continued positive impact of credit mix shift to prime in the U.S. – Finance receivables with a FICO score <620 comprise 32% of the North America retail loan portfolio at June 30, 2018, compared to 41% at June 30, 2017 • North America recovery rate expected to trend down on a year-over-year basis for the remainder of the year 1. As an annualized percentage of average retail finance receivables 2. Recovery rate for the three months ended March 31, 2018 was revised due to the reclassification of $4.0M in non-repossession recoveries 14

LEASE ORIGINATIONS ($B) $43.4 $44.1 $41.8 $42.9 $39.7 $6.7 $6.5 $6.2 $0.5 $5.8 $5.7 $0.4 $0.5 $0.3 $0.4 $6.2 $6.1 $5.5 $5.3 $5.7 Jun-17 Sept-17 Dec-17 Mar-18 Jun-18 U.S. Lease Volume Other Lease Volume1 Total Lease Portfolio • U.S. lease portfolio at June 30, 2018: – 1.6 million contracts with a balance of $41.6B – 96% of lease portfolio had a FICO score greater than or equal to 620 at origination – 99% of operating leases were current with respect to payment status 1. Canada and International 15

U.S. RESIDUAL VALUE Quarterly U.S. GMF Gross Proceeds vs. ALG Residuals at Origination1 Q2 2017 – Q2 2018 Sales Car Sales (Avg % Per Unit) CUV/SUV/Truck Sales Car Avg G(L) 120% 70,000 CUV/SUV/Truck Avg G(L) 115% Total Avg G(L) 60,000 Gain/(Loss) 50,000 – 110% 40,000 105% 30,000 100% Volume 20,000 95% 10,000 90% 0 Residual Realization Realization Residual Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 • GM and GMF jointly support residual values • Residual performance on returned vehicles2 – U.S. disposition proceeds on leased vehicles returned in the quarter compared to estimates at origination were favorable due to stable used vehicle pricing environment – Experienced stronger than anticipated used vehicle prices in the first half of 2018; however, increasing off-lease supply is expected to pressure prices • Expect decline of 2-4% in 2018 as compared to 2017 1. Reflects average per unit gain/(loss) on vehicles returned to GMF and sold in the period 2. Vehicles not purchased by the lessee or dealer at contract residual value that are returned to and remarketed by GMF 16

COMMERCIAL LENDING 1,643 1,538 1,592 1,459 1,502 $10.3 $10.4 $10.7 $9.7 $9.5 $1.6 $1.5 $1.3 $1.4 $1.4 $9.4 $8.3 $8.1 $8.7 $8.9 Jun-17 Sept-17 Dec-17 Mar-18 Jun-18 North America Commercial Finance Receivables ($B) International Commercial Finance Receivables ($B) Number of Dealers • Steady growth in number of U.S. dealers and receivables outstanding – U.S. dealers totaled 1,019 at June 30, 2018, increase of 23% year-over-year • Floorplan financing represents more than 90% of commercial portfolio 17

SAIC-GMAC CHINA JOINT VENTURE • GMF owns a 35% equity stake in SAIC-GMAC joint venture1 • GM’s China retail market share for H1 2018 was 14.2%, industry grew 5% year-over-year • Joint venture earning assets of $15.4B at June 30, 2018, up $3.4B year-over-year • Increasing acceptance of consumer financing; relative to the U.S., auto loans typically have higher down payments, lower LTVs and shorter terms China JV as % of SGM2 Retail Sales3 Retail Origination Volume3 ($B) $11.2 38.1% 36.0% $8.3 31.6% 29.3% $5.6 $3.9 CY-16 CY-17 H1 2017 H1 2018 CY-16 CY-17 H1 2017 H1 2018 Equity Income ($M) Net Charge-offs on Loans4 $173 0.25% $151 $97 $88 0.12% 0.09% 0.09% CY-16 CY-17 H1 2017 H1 2018 CY-16 CY-17 H1 2017 H1 2018 1. Results reflected in financial statements under equity method 2. SAIC General Motors Corporation Limited 3. Includes off-balance sheet contracts originated for third parties 4. As an annualized percentage of average retail finance receivables 18

GM FINANCIAL KEY STRENGTHS

- STRATEGIC INTERDEPENDENCE WITH GM
- FULL SUITE OF AUTO FINANCE SOLUTIONS
- SOLID GLOBAL FUNDING PLATFORM
- STRONG FINANCIAL PERFORMANCE
- EXPERIENCED AND SEASONED MANAGEMENT TEAM

- GM priority to grow GM Financial
  - Expansion of captive presence in the U.S.
  - Maintain captive penetration levels outside the U.S.
- Operations covering ~90% of GM's worldwide sales
  - Incremental growth opportunities through product offerings and enhancements and geographic expansion
  - Growing finance penetration in China provides opportunity for increased profitability
- Investment grade rating; committed bank lines, well-established ABS and unsecured debt issuance programs
  - Along with GM, committed to running the business consistent with "A" ratings criteria
- Earned $1.2B in pre-tax income for calendar year 2017; target annual pre-tax income of $1.5-2.0B when full captive penetration levels are achieved on a consistent basis

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